UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 18, 2019

Aratana Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35952	38-3826477
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11400 Tomahawk Creek Parkway, Suite 340 Leawood, KS	66211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 353-1000

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PETX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introduction

On July 18, 2019, pursuant to an Agreement and Plan of Merger, dated as of April 26, 2019 (the “Merger Agreement”), by and among Elanco Animal Health Incorporated, an Indiana corporation (“Elanco”), Elanco Athens Inc., a Delaware corporation and a direct wholly owned subsidiary of Elanco (“Acquisition Sub”), and Aratana Therapeutics, Inc., a Delaware corporation (“Aratana” or the “Company”), Acquisition Sub merged with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Elanco (the “Merger”).

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Aratana common stock that was outstanding immediately prior to the Effective Time (other than certain excluded shares as described in the Merger Agreement) was automatically converted into the right to receive (A) 0.1481 validly issued, fully paid and non-assessable shares of Elanco common stock, no par value per share (the “Stock Consideration”), plus the right to receive cash in lieu of any fractional shares of Elanco common stock, and (B) one contingent value right (a “CVR”, and together with the Stock Consideration and the right to receive cash in lieu of any fractional shares of Elanco common stock, the “Merger Consideration”) representing the right to receive $0.25 in cash if a specified milestone is achieved, as set forth in the CVR Agreement (as defined and described below).

Pursuant to the Merger Agreement, at the Effective Time of the Merger, Elanco, a representative for the CVR holders selected by the Company, and a rights agent entered into a Contingent Value Rights Agreement (the “CVR Agreement”) governing the terms of the CVRs issued as part of the Merger Consideration. Each CVR will entitle its holder to receive $0.25 in cash if Aratana, Elanco or their respective affiliates achieve cumulative net sales of an animal health product that contains capromorelin as an active pharmaceutical ingredient equal to or exceeding (a) $25,000,000 during the period beginning on July 1, 2019 and ending on December 31, 2020, or (b) $50,000,000 during the period beginning on July 1, 2019 and ending on December 31, 2021. Elanco has agreed to use “Diligent Efforts” (as defined in the CVR Agreement) to achieve the foregoing milestone.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated into this report by reference.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction above is incorporated into this Item 2.01 by reference.

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 18, 2019, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and requested that trading in the Company common stock be suspended from trading as of such date. The Company has requested that Nasdaq file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the Company common stock.

Additionally, the Company intends to file with the SEC a Form 15 requesting the termination of registration of the Company Common Stock under Section 12(b) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

The information set forth in the Introduction above is incorporated into this Item 3.01 by reference.

Item 3.03                                           Material Modification to Rights of Security Holders.

The information set forth in the Introduction above is incorporated into this Item 3.03 by reference.

Item 5.01                                           Changes in Control of Registrant.

As a result of the Merger, a change of control of Aratana occurred, and Acquisition Sub merged with and into Aratana with Aratana surviving as a wholly owned subsidiary of Elanco. The information set forth in the Introduction above is incorporated into this Item 5.01.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, all of the directors of Aratana as of immediately prior to the Effective Time resigned and the directors of Acquisition Sub as of the Effective Time became, and will remain, the directors of Aratana until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

At the Effective Time, Aratana’s Certificate of Incorporation was amended and restated to read in its entirety (other than the name of Aratana) as the Certificate of Incorporation of Acquisition Sub in effect immediately prior to the Effective Time, and Aratana’s Bylaws were amended and restated to read in their entirety as the Bylaws of Acquisition Sub in effect immediately prior to the Effective Time. The Amended and Restated Certificate of Incorporation of Aratana and Aratana’s Amended and Restated Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated April 26, 2019, by and between Aratana Therapeutics, Inc., Elanco Animal Health Incorporated and Elanco Athens Inc. (incorporated by reference to Exhibit 2.1 to Aratana’s Form 8-K (File No. 001-35952) filed with the SEC on April 26, 2019)

3.1	Amended and Restated Certificate of Incorporation of Aratana Therapeutics, Inc.
3.2	Amended and Restated Bylaws of Aratana Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aratana Therapeutics, Inc.

Date: July 18, 2019	By:	/s/ Craig A. Tooman
Name: Craig A. Tooman
Title: President and Chief Executive Officer